SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   October 18, 2001
                                                  ------------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-76801                  52-1495132
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street,  Edison,  New Jersey                            08837
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (732) 205-0600
                                                   -----------------------------


                                 Not applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5.       Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by J.P. Morgan Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99)                                Computational Materials
                                                prepared by J.P. Morgan
                                                Securities Inc. in connection
                                                with Chase Mortgage Finance
                                                Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2001-S6.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MORTGAGE FINANCE CORPORATION



      October 23, 2001
                                   By:  /s/ Eileen Lindblom
                                      ------------------------------------------
                                            Eileen Lindblom
                                            Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99)              Computational Materials prepared by J.P.            (P)
                  Morgan Securities Inc. in connection with Chase Mortgage Finance Corporation,
                  Multi-Class Mortgage Pass-Through
                  Certificates, Series 2001-S6.